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Scudder New York Tax-Free Income Fund

Class S Shares

Annual Report

August 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder New York Tax-Free Income Fund	Ticker Symbol	Fund Number
Class S	SNWYX	326

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from myScudder.com, talk to your financial representative or call Shareholder Services at 1-800-SCUDDER. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

Autumn has historically been an unsettling, uncertain season for investors. This fall seems especially unnerving given the US economy's mixed progress toward recovery, continued threats to America's security and ongoing revelations of accounting abuse in telecom, media, energy and other industries.

We applaud your patience and commitment at this exceptionally difficult time. Stories of executive malfeasance, depressed corporate earnings, anemic business demand for new technology and election year rhetoric can make it challenging for investors to separate fact from fiction. In this environment, we believe the benefit of a well-diversified portfolio, which includes a fixed income component, is allowed to show its strength.

In managing Scudder New York Tax-Free Income Fund, we believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional market conditions. Furthermore, over the long term, our investment style has proven to be successful. We are committed to our process and our goal of providing strong long-term results.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President
Scudder New York Tax-Free Income Fund

Web site: myScudder.com	Toll-free: 1-800-SCUDDER

Performance Summary August 31, 2002

Average Annual Total Returns
Scudder New York Tax-Free Income Fund	1-Year	Life of Class*
Class S	5.48%	7.75%
Lehman Brothers Municipal Bond Index++	6.24%	8.17%

* On June 18, 2001, the Fund commenced Class S shares. Index comparisons begin June 30, 2001.

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/02	$ 11.12
8/31/01	$ 11.03
Distribution Information: Twelve Months: Income Dividends	$ .48
August Income Dividend	$ .0425
SEC 30-day Yield+	3.54%
Current Annualized Distribution Rate+	4.50%
Tax Equivalent Yield+	6.19%

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended August 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 42.81% (combined New York state and federal income tax rate). Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings - New York Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	18	of	100	18

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of a $10,000 Investment
[] Scudder New York Tax-Free Income Fund - Class S [] Lehman Brothers Municipal Bond Index++

Comparative Results
Scudder New York Tax-Free Income Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,548	$10,943
	Average annual total return	5.48%	7.75%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,624	$10,959
	Average annual total return	6.24%	8.17%

The growth of $10,000 is cumulative.

++ The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder New York Tax-Free Income Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder New York Tax-Free Income Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Philip G. Condon

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 2000.

Over 26 years of investment industry experience.

MBA, University of Massachusetts at Amherst.

Ashton P. Goodfield

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1999.

Over 16 years of investment industry experience.

BA, Duke University.

Eleanor R. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1999.

Over 16 years of investment industry experience.

MS, Drexel University.

Philip G. Condon and Ashton P. Goodfield serve as co-lead portfolio managers of Scudder New York Tax-Free Income Fund. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the municipal bond market perform in the fiscal year ended August 31, 2002?

A: Overall, municipal bonds outperformed high-yield bonds and stocks during the period. However, municipal issues slightly underperformed taxable bonds on a pretax basis. (See table below.)

Over the course of the period, investors generally sought out higher-quality bonds, as the marketplace was plagued by a wide variety of concerns, such as an economy moving into and out of recession, discoveries of widespread corporate accounting irregularities at several prominent domestic corporations and the possibility of future terrorist attacks. Against this backdrop, investors generally sought out the more stable environment that bonds provided. Municipal bonds, in particular, delivered positive results.

Municipal bonds deliver strong returns (1-year period ended August 31, 2002)
Index	Return
Lehman Brothers Municipal Bond Index	6.24%
Lehman Brothers Aggregate Bond Index	8.11%
JP Morgan Global High-Yield Bond Index	-2.74%
S&P 500 Index	-17.99%

Past performance is no guarantee of future results.

The Lehman Brothers Municipal Bond Index contains approximately 42,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Variable-rate bonds are excluded from the index.

The Lehman Brothers Aggregate Bond index is a total-return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.

The JP Morgan Global High Yield Bond Index is an unmanaged pool of bonds with ratings of Baa3 or below by Moody's Investors Service, Inc. and/or ratings of BBB- or below by Standard & Poor's Corporation. Issues must be greater than or equal to $75 million in size and greater than one year in maturity.

The S&P 500 index is an unmanaged index widely regarded as representative of the equity market in general.

It is not possible to invest directly in an index.

Q: How did bond yields react during the period?

A: Over the course of the fiscal year, the yield curve steepened significantly. (The yield curve illustrates the relationship between the yield on bonds of the same credit quality but different maturities.) Specifically, as of August 31, 2001, the difference in yield between a one-year AAA-rated municipal bond and a 30-year AAA-rated municipal bond was 252 basis points (or 2.52 percent). The difference between those maturities had increased to 349 basis points (or 3.49 percent) as of August 31, 2002. Much of the steepness in the yield curve occurred as a result of declining yields among short-maturity bonds. For instance, the yields on individual 10-year AAA-rated municipal bonds generally declined overall in the past year, however. A 10-year AAA-rated municipal bond yielded 3.66 percent as of August 31, 2002 - 36 basis points less than the 4.02 percent it was yielding as of August 31, 2001.

Municipal bond yield curve

Source: Deutsche Asset Management

Past performance is no guarantee of future results.

Q: How did Scudder New York Tax-Free Income Fund perform during the period?

A: Over the last year, the fund delivered strong absolute and relative results. However, the fund underperformed its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which delivered 6.24 percent.

Scudder New York Tax-Free Income Fund rose 5.48 percent (Class S shares) in its fiscal year. That performance outpaced the average return of the Lipper New York Municipal Debt Funds category1, which was 4.62 percent, according to Lipper, Inc. Those results earned the fund a spot in the category's top quartile for the period.Scudder New York Tax-Free Fund gained 5.31 percent (Class A shares, unadjusted for sales charges) in its fiscal year. That performance outpaced the average return of the Lipper New York Municipal Debt Funds category,1 which was 4.62 percent, according to Lipper, Inc. Those results earned the fund a spot in the category's top quartile for the period. Past performance is no guarantee of future results.

1 The Lipper New York Municipal Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in New York.

Q: How did the fund's positioning contribute to its performance?

A: For much of the fiscal year, management focused on intermediate-term issues with solid credit quality. During the period, management generally found that intermediate-term securities, or those with maturities in the range of two to 15 years, had better return value. That concentration in such issues aided returns, as the yield curve generally steepened over the course of the fiscal year. In recent months, management has extended into intermediate-term bonds with slightly longer maturities, particularly those in the range of 15 years to 25 years, in preparation for a normalization of the yield curve.

Moreover, the fund continued to benefit from management's focus on bonds with solid call protection. Some municipal bonds, just like a home mortgage, can be paid off early, or "called." As interest rates continued to decrease during the period, many municipal borrowers decided to repay their loans and take on new loans with lower rates. If an investor holds that original bond, it will be paid off early, and reinvesting the proceeds usually means owning other municipal bonds at lower rates. To help reduce the chance that the fund's bonds will be repaid early and that new, lower-yielding bonds will have to be purchased in their place, management focuses on owning "call-protected" bonds. Municipal borrowers cannot pay off call-protected bonds for a number of years. As a result, as borrowing rates declined, other investors were willing to purchase these call-protected bonds at a higher price. So, returns on call-protected bonds in the portfolio generally increased and aided the fund's performance.

Q: What affected the New York municipal bond market during the period?

A: New York has seen its supply of municipal bonds skyrocket. Many states have seen their supply of municipal bonds increase in 2002, in part because interest rates are so low that many borrowers are seizing this opportunity to refinance their higher-rate loans with new, lower-rate loans now available in the market. However, New York's supply increase has been particularly dramatic, with an increase of about 135 percent in 2002. That's due, in part, to the fact that the New York Metro Transit Authority, which funds tunnels and subway systems, has been issuing new debt.

Like other states, New York's tax receipts have been hurt by the current economic environment. In recent months, management has concentrated on investing in essential service bonds, which include debt that funds water departments, transportation systems and sewer systems. Such bonds typically have more stable revenue streams and should do well in more troubled economic times than a state's general obligation bonds.

Q: How have you positioned Scudder New York Tax-Free Income Fund for the road ahead?

A: As the yield curve is currently quite steep by historical standards, management is generally preparing for the yield curve to begin to normalize. As a result, over the last two quarters, management has begun to increase the fund's exposure to intermediate-term bonds with slightly longer maturities, particularly those in the range of 15 years to 25 years, while at the same time working to keep the fund's duration neutral to its benchmark. Management plans to continue to focus on essential service bonds, an area of the market that should hold up better as some New York bonds are affected by the current economic environment. At the same time, management remains committed to its focus on call-protected, premium-coupon bonds with solid structures.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2002

Portfolio Composition	8/31/02	8/31/01

Revenue Bonds	60%	54%
U.S. Government Secured	5%	4%
General Obligation Bonds	35%	42%
	100%	100%

Quality	8/31/02	8/31/01

AAA	64%	58%
AA	10%	12%
A	18%	20%
BBB	3%	3%
BB	-	1%
Not Rated	5%	6%
	100%	100%

Effective Maturity	8/31/02	8/31/01

1-10 years	59%	66%
11-20 years	35%	31%
21+ years	6%	3%
	100%	100%

Interest Rate Sensitivity	8/31/02	8/31/01

Average Maturity	10.6 years	9.3 years
Duration	7.6 years	7.7 years

Portfolio Composition, Quality, Effective Maturity and Interest Rate Sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of August 31, 2002

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 99.0%
New York 89.9%
Albany County, Airport Revenue, 5.5%, 12/15/2019 (b)	1,000,000	1,054,190
Albany County, Airport Revenue, AMT, 5.375%, 12/15/2017 (b)	1,000,000	1,058,583
Albany, NY, Other GO, 7.0%, 1/15/2008 (b)	10,000	10,145
Battery Park, NY, Battery Park City Authority, Prerefunded, 8.625%, 6/1/2023	10,000	11,724
Brookhaven, NY, Hospital & Healthcare Revenue, Industrial Development Authority, Memorial Hospital Medical Center, Series A, 8.25%, 11/15/2030	2,000,000	2,073,560
Buffalo, NY, Core City GO, 5.375%, 2/1/2016 (b)	1,020,000	1,109,882
Buffalo, NY, Other GO, School Improvement, Series D, 5.5%, 12/15/2015 (b)	1,000,000	1,116,620
Buffalo, NY, State Agency (GO) Lease, Public Improvement, Series D, 5.75%, 12/1/2012 (b)	1,000,000	1,135,940
Chautauqua County, County GO:
ETM, 7.3%, 4/1/2008 (b)	575,000	705,422
ETM, 7.3%, 4/1/2009 (b)	575,000	716,881
Erie County, County GO, Public Improvement, 6.125%, 1/15/2012 (b)	590,000	700,643
Glen Cove, NY, Senior Care Revenue, Housing Authority, The Mayfair at Glen Cove, AMT, 8.25%, 10/1/2026	1,475,000	1,589,209
Islip, NY, Higher Education Revenue, Community Development Agency, Institute of Technology, Prerefunded, 7.5%, 3/1/2026	4,000,000	4,767,760
Long Island, NY, Electric Revenue, Power Authority:
Series A, 5.0%, 12/1/2018	4,000,000	4,146,520
Series A, 5.5%, 12/1/2013	3,000,000	3,435,120
Zero Coupon, 6/1/2012	10,000,000	6,864,500
Zero Coupon, 6/1/2014 (b)	2,115,000	1,304,384
Monroe County, County (GO) Lease, 6.0%, 3/1/2015	1,250,000	1,492,038
Monroe County, County GO:
6.0%, 3/1/2013	1,050,000	1,246,014
6.0%, 3/1/2014	1,040,000	1,239,285
6.0%, 3/1/2017	1,410,000	1,686,134
6.0%, 3/1/2018	1,130,000	1,346,452
Montgomery, NY, School District GO, Valley Central School District, 7.15%, 6/15/2008 (b)	625,000	760,175
Nassau County, County GO:
Series A, 6.0%, 7/1/2012 (b)	705,000	832,210
Series A, 6.0%, 7/1/2013 (b)	710,000	841,045
Series F, 7.0%, 3/1/2010	4,445,000	5,452,281
Nassau County, Sales & Special Tax Revenue, Interim Finance Authority, Series A, 5.75%, 11/15/2015	1,500,000	1,687,050
New York, Housing Finance Agency, State University Construction, Series A, ETM, 8.0%, 5/1/2011	200,000	256,934
New York, County (GO) Lease, Dormitory Authority, Westchester County Court Facilities, 5.25%, 8/1/2014	2,555,000	2,756,232
New York, Higher Education Revenue, Dormitory Authority:
Series 1, 5.5%, 7/1/2040 (b)	5,000,000	5,554,800
Series C, 5.75%, 5/15/2017	2,000,000	2,333,840
Series C, 7.375%, 5/15/2010	785,000	946,922
Series C, Prerefunded, 7.375%, 5/15/2010	215,000	269,012
Series B, 7.5%, 5/15/2011	675,000	828,691
Series B, Prerefunded, 7.5%, 5/15/2011	325,000	415,643
New York, Higher Education Revenue, Dormitory Authority, Colgate University:
6.0%, 7/1/2016 (b)	900,000	1,076,508
6.0%, 7/1/2021 (b)	850,000	997,016
New York, Higher Education Revenue, Dormitory Authority, Columbia University, Series A, 5.25%, 7/1/2015	1,000,000	1,101,230
New York, Higher Education Revenue, Dormitory Authority, Fordham University, 7.2%, 7/1/2015 (b)	790,000	793,713
New York, Higher Education Revenue, Dormitory Authority, Green Chimneys School, Series A, 5.5%, 7/1/2018 (b)	1,375,000	1,484,148
New York, Higher Education Revenue, Dormitory Authority, New York University:
Series 2, 5.5%, 7/1/2016 (b)	1,000,000	1,104,010
Series 1, 5.5%, 7/1/2031 (b)	6,500,000	7,176,715
Series A, 5.75%, 7/1/2027 (b)	3,000,000	3,407,400
New York, Higher Education Revenue, Dormitory Authority, Pace University:
6.5%, 7/1/2009 (b)	5,000	5,967
6.5%, 7/1/2011 (b)	760,000	923,256
6.5%, 7/1/2012 (b)	500,000	613,360
New York, Higher Education Revenue, Dormitory Authority, Yeshiva University, 5.375%, 7/1/2016 (b)	1,000,000	1,093,270
New York, Higher Education Revenue, New York University Dormitory Authority, Series A, 6.0%, 7/1/2019 (b)	3,930,000	4,659,054
New York, Higher Education Revenue, Urban Development Corp., Syracuse University Center for Science and Technology:
5.5%, 1/1/2015	4,500,000	5,107,275
5.5%, 1/1/2017	4,890,000	5,521,201
New York, Hospital & Healthcare Revenue, Dormitory Authority, 5.75%, 7/1/2020 (b)	2,960,000	3,400,359
New York, Hospital & Healthcare Revenue, Dormitory Authority, Mental Health Services Facilities, 5.75%, 8/15/2012	2,000,000	2,196,240
New York, Hospital & Healthcare Revenue, Dormitory Authority, Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/2011 (b)	1,825,000	2,107,547
New York, Hospital & Healthcare Revenue, Dormitory Authority, Sloan Kettering Institute, Series C, 5.5%, 7/1/2023 (b)	3,000,000	3,289,080
New York, Multi Family Housing Revenue, Housing Finance Agency, Series A, 6.95%, 8/15/2012	1,435,000	1,478,064
New York, Sales & Special Tax Revenue, 34th Street Partnership, Inc., 5.5%, 1/1/2014	1,900,000	1,952,231
New York, Sales & Special Tax Revenue, Local Government Assistance Corp., Series C, 5.5%, 4/1/2017	6,000,000	6,784,380
New York, Sales & Special Tax Revenue, Metropolitan Transportation Authority, Series A, 5.25%, 4/1/2016	2,000,000	2,265,400
New York, Sales & Special Tax Revenue, Transitional Finance Authority, Series B, 6.125%, 11/15/2014	2,000,000	2,328,560
New York, Single Family Housing Revenue, Mortgage Agency, AMT, Series 56, 6.45%, 10/1/2021	4,000,000	4,262,000
New York, State (GO) Lease, Dormitory Authority, City University System:
Series A, 5.75%, 7/1/2013 (b)	4,100,000	4,790,604
5.75%, 7/1/2018	2,250,000	2,617,538
Series D, 7.0%, 7/1/2009	2,200,000	2,555,498
New York, State (GO) Lease, Dormitory Authority, Judicial Facilities, ETM, 7.375%, 7/1/2016	110,000	139,223
New York, State (GO) Lease, Dormitory Authority, Special Activities School Districts:
5.25%, 7/1/2012	1,350,000	1,490,697
5.25%, 7/1/2015 (b)	1,000,000	1,083,990
New York, State (GO) Lease, Dormitory Authority, State University Educational Facilities:
5.75%, 5/15/2012 (b)	3,000,000	3,428,370
5.875%, 5/15/2017 (b)	2,325,000	2,753,149
New York, State (GO) Lease, Dormitory Authority, Upstate Community Colleges, Series A, 5.875%, 7/1/2016	3,555,000	3,899,835
New York, State (GO) Lease, Medical Care Facilities Finance Agency, Mental Health Services Facilities, Series D, 7.4%, 2/15/2018	55,000	56,328
New York, State (GO) Lease, Thruway Authority, Series A, 5.5%, 3/15/2020	1,960,000	2,113,017
New York, State (GO) Lease, Urban Development Corp., State Facilities, 5.6%, 4/1/2015	2,260,000	2,591,836
New York, State (REV) Lease, Urban Development Corp., Correctional Capital Facilities, 5.125%, 4/1/2016 (b)	2,525,000	2,675,036
New York, State Agency (GO) Lease, Dormitory Authority, City University System:
5.625%, 7/1/2016 (b)	1,100,000	1,272,568
Series A, 5.75%, 7/1/2009 (b)	1,000,000	1,149,120
Series A, 5.75%, 7/1/2018 (b)	2,000,000	2,319,180
New York, State Agency (GO) Lease, Dormitory Authority, State University Educational Facilities:
5.25%, 5/15/2018 (b)	3,000,000	3,195,540
Series B, 5.375%, 7/1/2019	1,980,000	2,094,860
Series A, 5.875%, 5/15/2011	2,250,000	2,608,628
New York, State Agency (GO) Lease, Thruway Authority, Capital Appreciation, Zero Coupon, Series A, 1/1/2006	2,905,000	2,641,110
New York, State Agency (GO) Lease, Thruway Authority, Local Highway and Bridges, 5.25%, 4/1/2013 (b)	2,400,000	2,577,600
New York, State Agency (GO) Lease, Urban Development Corp., Correctional Facilities, Series A, 5.5%, 1/1/2014	2,000,000	2,283,920
New York, State Agency (REV) Lease, Dormitory Authority, Inverse Floater, Series 310, 10.58%, 2/15/2010** (b)	2,500,000	3,451,225
New York, State Agency (REV) Lease, Local Government Assistance Corp., Series E, 5.25%, 4/1/2016 (b)	1,185,000	1,322,555
New York, State Agency (REV) Lease, Urban Development Corp., Correctional Facilities, Series B, 5.25%, 1/1/2013 (b)	1,700,000	1,846,455
New York, State GO, Series F, 5.25%, 9/15/2013	1,000,000	1,081,350
New York, State GO, Personal Income Tax, Series A, 5.375%, 3/15/2018	2,500,000	2,697,300
New York, State GO, Urban Development Corp., Series A, 5.375%, 3/15/2016	1,000,000	1,095,280
New York, Transportation/Tolls Revenue, General Improvements, Triborough Bridge and Tunnel Authority, Series A, 5.25%, 1/1/2018	2,000,000	2,129,680
New York, Transportation/Tolls Revenue, Inverse Floater, Securities Trust Certificates, 9.44%, 11/15/2017** (b)	5,000,000	6,047,700
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority:
Series A, 5.0%, 11/15/2030 (b)	5,000,000	5,009,550
Series Q, ETM, 5.125%, 7/1/2012 (b)	5,000,000	5,553,150
Series C, Prerefunded, 5.125%, 7/1/2013 (b)	1,220,000	1,366,864
New York, Transportation/Tolls Revenue, Triborough Bridge and Tunnel Authority, Series Y, 6.125%, 1/1/2021	7,205,000	8,540,663
New York, Water & Sewer Revenue, Environmental Facilities Corp., Riverbank State Park, 6.25%, 4/1/2012 (b)	3,695,000	4,437,880
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Clean Water and Drinking Revolving Funds:
Series B, 5.25%, 5/15/2015	3,120,000	3,403,015
Series C, 5.25%, 6/15/2015	5,330,000	5,817,375
Series B, 5.25%, 6/15/2016	6,000,000	6,554,040
New York, Water & Sewer Revenue, Environmental Facilities Corp., State Water Pollution Control:
Series E, 6.5%, 6/15/2014	90,000	91,265
Series D, 6.9%, 5/15/2015	625,000	704,000
New York and New Jersey, Airport Revenue, JFK International Air Terminal 6, Special Obligation, 6.25%, 12/1/2015 (b)	8,000,000	9,381,040
New York and New Jersey, Port Authority Revenue, JFK International Air Terminal, Special Obligation:
6.25%, 12/1/2010 (b)	2,500,000	2,889,025
6.25%, 12/1/2011 (b)	2,500,000	2,905,000
New York and New Jersey, Port Authority Revenue, Special Obligation, Series 4, 7.0%, 10/1/2007	3,000,000	3,163,830
New York, NY, Metropolitan Transportation Authority, Series C, Prerefunded, 5.125%, 7/1/2013 (b)	2,780,000	3,129,641
New York, NY, Transitional Finance Authority, Series B, Prerefunded, 5.5%, 2/1/2017	235,000	270,487
New York, NY, Airport Revenue, Industrial Development Agency, Japan Air Lines, AMT, 6.0%, 11/1/2015 (b)	885,000	960,738
New York, NY, Core City GO:
Series H, 5.125%, 8/1/2018 (b)	3,405,000	3,555,910
Series H, 6.0%, 8/1/2014	2,500,000	2,706,250
Series A, 6.25%, 8/1/2009	5,175,000	5,857,790
Series B, 7.25%, 8/15/2007	2,250,000	2,651,265
New York, NY, Core City GO, Public Improvement:
Series I, 6.0%, 4/15/2009	2,000,000	2,207,540
Series B, 8.25%, 6/1/2006	2,750,000	3,256,798
New York, NY, Core City GO, Transitional Finance Authority, Series B, 5.5%, 2/1/2017	765,000	837,713
New York, NY, Core City GO, Transitional Finance Authority, Future Tax Secured, Series C, 5.375%, 2/1/2017	1,500,000	1,624,980
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, British Airways PLC Project, 7.625%, 12/1/2032	2,000,000	1,782,820
New York, NY, Hospital & Healthcare Revenue, Industrial Development Agency, Staten Island University Hospital Project, Series B, 6.375%, 7/1/2031	1,495,000	1,513,568
New York, NY, Project Revenue, Industrial Development Agency, YMCA Greater New York Project:
5.8%, 8/1/2016	1,000,000	1,051,610
5.85%, 8/1/2008	600,000	654,636
New York, NY, Sales & Special Tax Revenue, Transitional Finance Authority:
Series C, 5.0%, 5/1/2017	4,000,000	4,175,360
Series A, 5.25%, 11/15/2013	500,000	543,180
Series A, Prerefunded, 5.75%, 8/15/2011	3,000,000	3,511,140
New York, NY, Transportation/Tolls Revenue, Transitional Finance Authority, Series B, 5.0%, 11/1/2027	5,000,000	5,025,400
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Inverse Floater, Rites-PA 838, 9.46%, 12/15/2009**	5,000,000	6,051,100
New York, NY, Water & Sewer Revenue, Municipal Water Finance Authority, Zero Coupon, Series D, 6/15/2017	5,000,000	2,564,550
Niagara County, County GO, 7.1%, 2/15/2011 (b)	500,000	628,495
Niagara County, Industrial Development Revenue, Industrial Development Agency, Series D, 5.55%, 11/15/2024	3,760,000	3,856,895
Niagara Falls, NY, Other GO, Water Treatment Plant:
7.0%, 11/1/2012 (b) (d)	1,000,000	1,120,520
7.25%, 11/1/2011 (b)	215,000	272,822
Niagara Falls, NY, Other GO, Water Treatment Plant, AMT:
8.5%, 11/1/2005 (b)	2,140,000	2,541,400
8.5%, 11/1/2006 (b)	1,240,000	1,521,455
Niagara Falls, NY, Transportation/Tolls Revenue, Bridge Commission, 5.25%, 10/1/2015 (b) (d)	10,720,000	12,033,736
North Babylon, NY, School District GO, Unified Free School District, 5.25%, 1/15/2016 (b)	1,605,000	1,735,230
Oneida-Herkimer, NY, Resource Recovery Revenue, Solid Waste Management Authority:
5.5%, 4/1/2013 (b)	500,000	564,425
5.5%, 4/1/2014 (b)	1,000,000	1,127,560
Orange County, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	3,750,000	3,230,325
Orange County, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.625%, 1/1/2018	2,000,000	1,815,280
Shenendehowa, NY, School District GO, Central School District, Clifton Park:
6.85%, 6/15/2008 (b)	350,000	424,449
6.85%, 6/15/2009 (b)	350,000	430,577
Tompkins County, Higher Education Revenue, Industrial Development Agency, Cornell University, 6.0%, 7/1/2017	1,100,000	1,304,930
Troy, NY, Sales & Special Tax Revenue, Municipal Assistance Corp.:
Zero Coupon, Series B, 1/15/2007 (b)	650,000	576,095
Zero Coupon, Series B, 7/15/2007 (b)	650,000	567,437
Zero Coupon, Series B, 1/15/2008 (b)	750,000	634,185
Ulster County, Resource Recovery Revenue, Resource Recovery Agency, 6.0%, 3/1/2014	3,000,000	3,083,460
		348,101,466
Puerto Rico 8.3%
Puerto Rico, Electric Revenue, Electric Power Authority:
5.375%, 7/1/2016	6,500,000	7,346,040
6.0%, 7/1/2012 (b)	4,020,000	4,796,423
Puerto Rico, Other GO, Public Improvements, Inverse Floater, Rites-PA 944B, 9.52%, 7/1/2016** (b)	3,375,000	4,272,176
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Z, 6.0%, 7/1/2018	2,750,000	3,309,268
Puerto Rico, State (GO) Lease, Municipal Finance Agency, Inverse Floater, Rites-PA 645A, 10.02%, 8/1/2012** (b)	1,500,000	1,914,300
Puerto Rico, State GO, Public Improvements, 5.5%, 7/1/2013 (b)	5,000,000	5,804,450
Puerto Rico, Transportation/Tolls Revenue, Highway and Transportation Authority, Series E, 5.5%, 7/1/2019 (b)	4,000,000	4,562,880
		32,005,537
Virgin Islands 0.8%
Virgin Islands, State Agency (GO) Lease, Public Finance Authority, 6.0%, 10/1/2007	3,000,000	3,190,500
Total Long-Term Municipal Investments (Cost $347,765,394)		383,297,503

Short-Term Municipal Investments 1.0%
New York 0.8%
New York, Pollution Control Revenue, State Energy Research and Development Authority, PCR, Niagara Mohawk Power Co., Daily Demand Note, 3.05%*, 12/1/2023 (c)	2,000,000	2,000,000
New York State Energy Research and Development Authority, PCR, Niagara Mohawk Po, Electric Revenue, Daily Demand Note, 3.05%*, 7/1/2027 (c)	1,200,000	1,200,000
		3,200,000
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority, Mortgage Fund Loan Notes, Series A, ETM, 7.0%, 10/1/2002	500,000	502,465
Total Short-Term Municipal Investments (Cost $3,700,000)		3,702,465
Total Investment Portfolio - 100.0% (Cost $351,465,394) (a)		386,999,968

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of August 31, 2002.
** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of August 31, 2002.
(a) The cost for federal income tax purposes was $351,191,675. At August 31, 2002, net unrealized appreciation for all securities based on tax cost was $35,808,293. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,609,071 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $800,778.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.
(c) Security incorporates a letter of credit or line of credit from a major bank.
(d) At August 31, 2002 this security has been pledged to cover in whole or in part, initial margin requirements for open futures contracts.

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At August 31, 2002, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
10 year SWAP Future	9/16/2002	200	21,261,300	22,093,750
Total net unrealized depreciation on futures contracts sold short				(832,450)

At August 31, 2002, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Depreciation ($)
9/30/2002 6/28/2012	12,000,000	Fixed-5.359%	Floating LIBOR	(662,400)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2002
Assets
Investments in securities, at value (cost $351,465,394)	$ 386,999,968
Cash	103,411
Receivable for investments sold	525,000
Interest receivable	4,804,841
Receivable for Fund shares sold	132,237
Total assets	392,565,457
Liabilities
Dividends payable	226,273
Payable for Fund shares redeemed	100,322
Payable for daily variation margin on open futures contracts	43,750
Net unrealized depreciation on interest rate swaps	662,400
Accrued management fee	182,824
Other accrued expenses and payables	112,914
Total liabilities	1,328,483
Net assets, at value	$ 391,236,974
Net Assets
Net assets consist of: Undistributed net investment income	70,589
Net unrealized appreciation (depreciation) on: Investments	35,534,574
Futures	(832,450)
Interest rate swaps	(662,400)
Accumulated net realized gain (loss)	(3,550,896)
Paid-in capital	360,677,557
Net assets, at value	$ 391,236,974

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2002 (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price per share ($190,566,354 / 17,144,405 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.12
Class A Net Asset Value and redemption price per share ($183,480,002 / 16,504,610 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.12
Maximum offering price per share (100 / 95.50 of $11.12)	$ 11.64
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($12,265,482 / 1,101,740 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.13
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,925,136 / 443,227 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2002
Investment Income
Income: Interest	$ 19,999,878
Expenses: Management fee	2,067,868
Administrative fee	498,322
Distribution service fees	523,200
Trustees' fees and expenses	25,585
Total expenses, before expense reductions	3,114,975
Expense reductions	(5,466)
Total expenses, after expense reductions	3,109,509
Net investment income	16,890,369
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	6,646,995
Futures	6,075
6,653,070
Net unrealized appreciation (depreciation) during the period on: Investments	(2,055,247)
Futures	(832,450)
Interest rate swaps	(662,400)
(3,550,097)
Net gain (loss) on investment transactions	3,102,973
Net increase (decrease) in net assets resulting from operations	$ 19,993,342

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income	$ 16,890,369	$ 10,733,831
Net realized gain (loss) on investment transactions	6,653,070	758,620
Net unrealized appreciation (depreciation) on investment transactions during the period	(3,550,097)	17,141,669
Net increase (decrease) in net assets resulting from operations	19,993,342	28,634,120
Distributions to shareholders from: Net investment income:
Class S	(8,317,426)	(1,719,183)
Class A	(7,969,104)	(8,422,968)
Class B	(441,655)	(454,808)
Class C	(157,291)	(131,604)
Fund share transactions: Proceeds from shares sold	75,223,507	40,709,793
Net assets acquired in tax-free reorganization	-	184,196,455
Reinvestment of distributions	11,046,834	6,588,929
Cost of shares redeemed	(91,855,932)	(71,827,632)
Net increase (decrease) in net assets from Fund share transactions	(5,585,591)	159,667,545
Increase (decrease) in net assets	(2,477,725)	177,573,102
Net assets at beginning of period	393,714,699	216,141,597
Net assets at end of period (including undistributed net investment income of $70,589 and $37,850, respectively)	$ 391,236,974	$ 393,714,699

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S
Years Ended August 31,	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.03	$ 10.73
Income (loss) from investment operations: Net investment income	.49	.10
Net realized and unrealized gain (loss) on investment transactions	.08	.30
Total from investment operations	.57	.40
Less distributions from: Net investment income	(.48)	(.10)
Net asset value, end of period	$ 11.12	$ 11.03
Total Return (%)	5.48	3.74**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	191	188
Ratio of expenses before expense reductions (%)	.69	.75*
Ratio of expenses after expense reductions (%)	.69	.72*
Ratio of net investment income (%)	4.53	4.50*
Portfolio turnover rate (%)	24	17
[a] As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $.001, decrease net realized and unrealized gain (loss) per share by $.001, and increase the ratio of net investment income to average net assets from 4.52% to 4.53%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New York Tax-Free Income Fund (the "Fund") is a non-diversified series of Scudder State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares of the Fund are generally not available to new investors and are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class S shares is provided separately and is available upon request.Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Commencing after the effective date, cash payments are exchanged at specified intervals and the income or expense is recorded on the accrual basis. No interest accrues to the Fund until the effective date. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When entering into a closing transaction, the Fund will realize a gain or loss. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest rate fluctuations. For non-hedging purposes, the Fund may use swaps to take advantage of future changes in interest rates.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $4,108,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($1,946,000) and August 31, 2009 ($2,162,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2002 the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income	$ 304,254
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (4,108,000)
Net unrealized appreciation (depreciation) on investments	$ 35,808,293

In addition, during the year ended August 31, 2002 the tax character of the distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 16,885,476

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $91,069,095 and $105,248,270, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such assets, 0.41% of the next $2,500,000,000 of such assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended August 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.125%, 0.175% and 0.15% of average daily net assets for Class S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class S shares of the Fund. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended August 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at August 31, 2002
Class S	$ 276,176	$ 26,152
Class A	227,589	20,917
Class B	22,006	2,003
Class C	6,723	687
	$ 532,494	$ 49,759

In addition, the Administrative Fee expense on the Statement of Operations includes ($34,172) changes in estimates relating to expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2002
Class B	$ 94,312	$ 8,541
Class C	33,617	3,245
	$ 127,929	$ 11,786

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2002	Effective Rate
Class A	$ 352,858	$ 49,271	0.19%
Class B	31,207	3,320	0.25%
Class C	11,206	1,255	0.25%
	$ 395,271	$ 53,846

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2002 aggregated $20,949.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2002, the CDSC for Class B and C shares was $16,016 and $1,434, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $5,466 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class S	2,071,203	$ 22,470,962	392,187	$ 4,217,080*
Class A	4,540,086	49,317,628	3,081,226	32,732,888
Class B	200,182	2,182,365	281,343	2,998,578
Class C	115,971	1,252,552	71,324	761,247
		$ 75,223,507		$ 40,709,793
Shares issued in tax-free reorganization
Class S	-	-	17,166,420	$ 184,196,455
Shares issued to shareholders in reinvestments of distributions
Class S	540,499	$ 5,851,107	106,562	$ 1,158,520*
Class A	444,445	4,812,130	478,257	5,084,505
Class B	23,631	256,153	23,360	248,913
Class C	11,770	127,444	9,116	96,991
		$ 11,046,834		$ 6,588,929
Shares redeemed
Class S	(2,505,867)	$ (27,186,542)	(626,599)	$ (6,785,287)*
Class A	(5,548,859)	(60,338,906)	(5,825,020)	(62,194,223)
Class B	(350,620)	(3,808,512)	(209,955)	(2,230,274)
Class C	(47,931)	(521,972)	(58,087)	(617,848)
		$ (91,855,932)		$ (71,827,632)
Net increase (decrease)
Class S	105,835	$ 1,135,527	17,038,570	$ 182,786,768*
Class A	(564,328)	(6,209,148)	(2,265,537)	(24,376,830)
Class B	(126,807)	(1,369,994)	94,748	1,017,217
Class C	79,810	858,024	22,353	240,390
		$ (5,585,591)		$ 159,667,545

* For the period from June 18, 2001 (commencement of Class S shares) to August 31, 2001.

G. Acquisition of Assets

On June 15, 2001, the Fund acquired all of the net assets of Scudder New York Tax Free Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 16,133,458 Class S shares of the Scudder New York Tax Free Fund for 17,166,420 Class S shares of the Fund, outstanding on June 15, 2001. Scudder New York Tax Free Fund's net assets at that date ($184,196,455), including $14,005,351 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $205,865,146. The combined net assets of the Fund immediately following the acquisition were $390,061,601.

H. Change in Accounting Principle

As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to September 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $272,326 increase in cost of securities and a corresponding $272,326 decrease in net unrealized appreciation, based on securities held by the Fund on September 1, 2001.

The effect of this change for the year ended August 31, 2002, was to increase net investment income by $43,972, decrease unrealized appreciation by $1,393, and decrease net realized gains by $42,579. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder New York Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder New York Tax-Free Income Fund (the "Fund") (one of the series of the Scudder State Tax-Free Income Series (the "Trust")), as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder New York Tax-Free Income Fund, a series of the Scudder State Tax-Free Income Series, at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts October 16, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2002, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder New York Tax-Free Income Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
22,704,663	918,905	1,075,431

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of August 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996); Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs; formerly, Governor, State of Illinois; Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly Project Leader, International Institute for Applied Systems Analysis (1998-2001); formerly, Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (60) Trustee, 1995-present	Retired; formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (law firm); formerly, Commissioner, Internal Revenue Service; formerly, Assistant Attorney General (Tax), U.S. Department of Justice; Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business; Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); formerly, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees[2] and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present) and Deutsche Asset Management Mutual Funds; Vice President, Deutsche Asset Management, Inc. (2000 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 3 funds overseen) (1992-1999)	203
William F. Glavin, Jr.[1] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Senior Vice President of Deutsche Asset Management	n/a
Philip G. Condon (52) Vice President, 2001-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.), (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Gary L. French[4] (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Thomas Lally[4] (34) Assistant Treasurer, 2001-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On 8/19/02, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call SAIL™ - 1-800-343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Call a Scudder representative at 1-800-SCUDDER
Please address all written correspondence to	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Notes

Notes